UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 5, 2025

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement Refinancing

On June 5, 2025, Mirion IntermediateCo, Inc. (“Holdings”), Mirion Technologies (US Holdings), Inc. and Mirion Technologies (US), Inc. (together with Mirion Technologies (US Holdings), Inc., the “Borrowers”) entered into Amendment No. 5 to Credit Agreement (“Amendment No. 5”) which amends the Credit Agreement, dated as of October 20, 2021 (as amended by the Agreement and Amendment No. 1 to Credit Agreement dated as of November 22, 2021, as further amended by Amendment No. 2 to Credit Agreement dated as of June 23, 2023, as further modified by the Holdings Assumption Agreement dated as of December 30, 2023, as further amended by Amendment No. 3 to Credit Agreement dated as of May 22, 2024, as further amended by Amendment No. 4 to Credit Agreement dated as of March 21, 2025, and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), by and among the Borrowers, Holdings, the lending institutions from time to time party thereto, and Citibank, N.A as the Administrative Agent and the Collateral Agent. Capitalized terms used herein, but not otherwise defined herein are as defined in the Credit Agreement.

Amendment No. 5 provides for, among other things, a new $450,000,000 tranche of term loans maturing in 2032 (the “Replacement Term Loans”), the proceeds of which (along with other cash sources) were used to refinance all Term Loans outstanding under the Credit Agreement immediately prior to giving effect to the Amendment (including payment of fees and expenses in connection therewith). Pursuant to Amendment No. 5, the Applicable Margin is (i) 2.25% for the Replacement Term Loans that are Term SOFR Loans and (ii) 1.25% for the Replacement Term Loans that are ABR Loans, in each case with a 25 basis point reduction in rate upon achievement and maintenance of a Ba3 corporate rating from Moody’s and a BB- corporate rating from S&P. The Replacement Term Loans have a SOFR credit spread adjustment of 0.00% and a SOFR “floor” of 0.00%. The Replacement Term Loans have a stated maturity date of June 5, 2032, and are subject to a prepayment premium of 1% if made subject to a repricing transaction within six months of the date hereof. Amendment No. 5 additionally provides for other changes to the Credit Agreement favorable to the Borrowers and their subsidiaries, including greater flexibility for the payment of dividends, the making of dispositions and/or investments, and the incurrence of indebtedness and liens.

The foregoing description of Amendment No. 5 is qualified in its entirety by reference to the full text of Amendment No. 5, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No.5 to Credit Agreement by and among Mirion IntermediateCo, Inc., Mirion Technologies (US Holdings), Inc. and Mirion Technologies (US), Inc., the other Credit Parties party thereto, the lending institutions from time to time party thereto and Citibank, N.A., effective as of June 5, 2025

104	Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2025

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer